Exhibit 99

Form 3 Joint Filer Information

Name:  Battery Ventures VI, L.L.C.

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/Thomas J. Crotty
   Thomas J. Crotty, Managing Member
   Battery Partners VI
   (General Partner)

Name:  Battery Investment Partners VI, L.L.C.

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty
   Thomas Crotty, Manager

Name: Oliver D. Curme

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact

Name: Thomas J. Crotty

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty

Name: Richard D. Frisbie

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact

Name: Kenneth P. Lawler

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact

Name: Morgan M. Jones

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact

Name: Mark H. Sherman

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact

Name: Scott R. Tobin

Address: c/o Battery Ventures
  20 William Street, Suite 200
  Wellesley, MA 02481

Designed Filer: Battery Ventures VI, L.P.

Issuer & Tickler Symbol: Advanced Analogic Technologies Inc [AATI]

Date of Event Requiring Statement: 8/3/05

Signature: By: /s/ Thomas J. Crotty, Attorney-in-fact